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GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.13
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT D
SERVICER'S CERTIFICATE

JANUARY, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1) Aggregate Monthly Payments Due:         1,084,602.40
                                              ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            221,895.55
                                              ---------------
          (b) Interest                             854,188.68
                                              ---------------
          (c) Total                              1,076,084.23
                                              ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self-Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                             79,083.28
                                              ---------------
          (c) Total                                 79,083.28
                                              ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                          1,291,505.17
                                              ---------------
          (b) Interest                              15,932.85
                                              ---------------
          (c) Total                              1,307,438.02

                                              ---------------

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     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                            389,927.74
                                              ---------------
          (b) Interest                              15,257.20
                                              ---------------
          (c) Total                                405,184.94
                                              ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (9)  Aggregate Purchase Prices for
          for Liquidating Loans:

          (a) Principal                                 21.40
                                              ---------------
          (b) Interest                                   0.18

                                              ---------------
          (c) Total                                     21.58
                                              ---------------

     (10) Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

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     (11) Pool Principal Balance               113,799,004.35
                                              ---------------

     (12) Available Funds:                       2,817,794.74
                                              ---------------

     (13) Realized Losses for
          prior month:                                   0.00
                                              ---------------

     (14) Aggregate Realized
          Losses:                                   82,828.20
                                              ---------------

     (15) Compensating Interest
          Payment:                                   1,391.48
                                              ---------------

     (16) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (17) Net Simple Interest
          Excess:                                        0.00
                                              ---------------

     (18) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (19) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TVQ1                         0.00
                       -------------          ---------------
          Class A2     36157TVR9                         0.00
                       -------------          ---------------

          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00
                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------
          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class S      36196HE1S                         0.00
                       -------------          ---------------

     (20) Class Certificate Interest
          Rate:

          Class A4     36157TVT5                     7.300000%
                       -------------          ---------------
          Class A5     36157TVU2                     7.650000%
                       -------------          ---------------
          Class AL     36157TVW8                     7.400000%
                       -------------          ---------------
          Class S      36196HE1S                     2.006292%
                       -------------          ---------------

     (21) Maximum Amount:                       10,909,689.02
                                              ---------------

     (22) Amount Available:                      8,800,427.17
                                              ---------------

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     (23) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1     36157TVQ1                   191,371.54              6.30%
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                   171,791.67              6.65%
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                    93,333.33              7.00%
                       -------------          ---------------   ---------------
          Class A4     36157TVT5                    45,758.26              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                    63,911.77              7.65%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                    78,933.33              7.40%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   190,261.69              2.01%
                       -------------          ---------------   ---------------
          Total                                    835,361.60

     (24) Principal distributable:

          Class A1     36157TVQ1                 1,982,433.14
                       -------------          ---------------

          Class A2     36157TVR9                         0.00
                       -------------          ---------------
          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00
                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------
          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class R1     36157TVX6                         0.00
                       -------------          ---------------
          Class R2     36157TVY4                         0.00
                       -------------          ---------------
          Total                                  1,982,433.14

     (25) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (26) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (c):                  0.00
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



GE CAPITAL MORTGAGE SERVICES, INC.


By: /S/ Pamela L. Monahan
------------------------------------------------
Name: Pamela L. Monahan
Title: Vice President Financial Information